NUVEEN EQUITY MARKET NEUTRAL FUND

SUPPLEMENT DATED APRIL 23, 2021

TO THE SUMMARY PROSPECTUS DATED DECEMBER 31, 2020

Nuveen Equity Market Neutral Fund will be liquidated after the close of business on June 25, 2021.

Effective May 26, 2021, the fund will stop accepting purchases from new investors. Existing shareholders may continue to purchase fund shares until June 18, 2021. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on June 25, 2021, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-EMNS-0421P